Proposed Acquisition	12 Months Ended
Dec. 31, 2025
Proposed Acquisition
Proposed Acquisition
3.	Proposed Acquisition

On December 12, 2025, the Company entered into a stock purchase agreement with the Chief Operating Officer (“COO”) of the Company to acquire BRS Inc. (“BRS”), a company controlled by the COO. In consideration of the acquisition of BRS, the Company is required to complete a series of cash payments to the COO totaling US$5,000,000. On closing, the Company will pay the COO US$1,500,000, with a further US$1,500,000 payable on the first anniversary of closing and a further US$2,000,000 on the second anniversary of the closing. Completion of the acquisition was subject to a number of conditions, including receipt of any required regulatory approvals and satisfaction of customary closing deliverables (Note 19).

Anfield Energy Inc.

Notes to the Consolidated Financial Statements

For the years ended December 31, 2025 and 2024

(Expressed in Canadian Dollars)